Exhibit 10.1
Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. In addition, certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

FOURTH AMENDMENT TO
CLINICAL CHEMISTRY ANALYZER AGREEMENT

This Fourth Amendment to Clinical Chemistry Analyzer Agreement (the “Amendment”), entered into as of February 18, 2021 between Heska Corporation (“Heska”) and FUJIFILM Medical Systems U.S.A., Inc. (“FMSU”), modifies the Clinical Chemistry Analyzer Agreement dated January 30, 2007 (“CCAA”), including its amendments by the First Amendment to Clinical Chemistry Analyzer Agreement dated April 1st, 2014, the Second Amendment to Clinical Chemistry Analyzer Agreement dated April 1st, 2015, and the Third Amendment to Clinical Chemistry Analyzer Agreement dated August 27th, 2019. Capitalized terms not otherwise defined have the meanings ascribed to them in the Original Agreement. In the event of any conflict between the terms and conditions of the Original Agreement and this Amendment, the terms and conditions of this Amendment shall control. The headings in this Amendment are included for purposes of convenience only and shall not affect the construction or interpretation of its provisions.

WITNESSETH:

WHEREAS, FUJIFILM Corporation (“FF”) and Heska entered into the CCAA and its all amendments (collectively, “Original Agreement”) in which Heska was appointed an exclusive distributor of Products in the Territory subject to the tem1s and conditions of the Original Agreement, and FF assigned its rights and delegated its duties under the Original Agreement to FMSU;

WHEREAS, FMSU and Heska desire to amend the terms and conditions of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to the conditions set forth below, Heska and FMSU hereby agree as follows:

AGREEMENT:

1.Pursuant to Section 2.4 “Improved Products.”, Fuji Dri-Chem NX 600 Automated Clinical Chemistry Analyzer under Heska “Element DCX” brand is added to the Agreement as follows:
a.“Exhibit 1.13 Section 1. Analyzers:” is hereby deleted in its entirety and replaced with:
i.Analyzers:

1.List Price:
a.DriChem NX 500 (Element DC) Automated Clinical Chemist1y Analyzer: $[***]
b.DriChem NX 600 (Element DCX) Automated Clinical Chemist1y Analyzer: $[***]
c.DriChem NX 700 (ElementDCSX) Automated Clinical Chemistry Analyzer: $[***]
2.The chart of Consumables and Analyzers set forth in Exhibit 1.13 is hereby amended to add:

FUJI DRI-CHEM NX600 ANALYZER ELEMENT DCX	$[***]

ii.No Other Changes. Except as expressly modified by this Amendment, all other provisions of the Original Agreement shall remain in full force and effect, as amended hereby.

IN WITNESS WHERE OF, the parties have executed this Amendment by their duly authorized representatives effective as of the last date on which this Amendment has been duly signed by both parties.

Signed:

Heska Corporation                    FUJIFILM Corporation

By: /s/ Kevin Wilson                    By: [***]
Name: Kevin Wilson                    Name: [***]
Title: CEO, President                     Title: [***]

Date: March 10, 2021                    Date: February 18, 2021